Supplement dated November 26, 2018
to the Prospectus and Summary Prospectus, each as supplemented, if applicable, of each of the following funds
(each, a Fund, and collectively, the Funds):
Fund	Prospectuses and Summary Prospectuses Dated
Columbia Funds Series Trust I
Columbia Strategic California Municipal Income Fund	3/1/2018
Columbia Strategic New York Municipal Income Fund	3/1/2018
Effective December 3, 2018 (the Effective Date), the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section of the Prospectus for the Funds is hereby superseded and replaced with the following:
Investment Manager: Columbia Management Investment Advisers, LLC

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Lead Portfolio Manager	2010
Anders Myhran, CFA	Portfolio Manager	Portfolio Manager	2016
Douglas J. White, CFA	Senior Portfolio Manager	Portfolio Manager	December 2018
The rest of the section remains the same.
On the Effective Date, the portfolio manager information under the caption “Primary Service Providers - Portfolio Managers” in the “More Information About the Fund”  section of the Prospectus for the Funds is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Catherine Stienstra	Senior Portfolio Manager and Head of Municipal Bond Investments	Lead Portfolio Manager	2010
Anders Myhran, CFA	Portfolio Manager	Portfolio Manager	2016
Douglas J. White, CFA	Senior Portfolio Manager	Portfolio Manager	December 2018
Ms. Stienstra joined the Investment Manager in 2007 as a senior portfolio manager. Ms. Stienstra began her investment career in 1988 and earned a B.A. from the University of Nebraska.
Mr. Myhran joined the Investment Manager in 1992. Mr. Myhran began his investment career in 1992 and earned a B.A. in business with majors in finance and quantitative analysis from the University of Wisconsin.
Mr. White joined the Investment Manager in 2018 as a senior portfolio manager. Prior to joining the Investment Manager, Mr. White was a portfolio manager at Nuveen Asset Management, LLC (Nuveen Asset Management) since 2011 in connection with Nuveen Asset Management’s acquisition of a portion of the asset management business of FAF Advisors, Inc. Mr. White began his investment career in 1983 and earned a B.A. from Carleton College and an M.B.A. from the University of Minnesota, Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP000_00_079_(11/18)